UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

FTS International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38382	30-0780081

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 2900

Fort Worth, Texas 76102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 862-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FTSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2020, Bryan Lemmerman submitted a resignation letter resigning from his position as a director of FTS International, Inc. (the “Company”), with such resignation to be effective as of June 17, 2020. In accordance with the Investors’ Rights Agreement, dated as of February 1, 2018, by and among the Company, Maju Investments (Mauritius) Pte Ltd and CHK Energy Holdings, Inc. (“CHK”), CHK, one of the Company’s largest stockholders, designated Ben Russ as its nominee to fill the vacancy on the board of directors of the Company created by Mr. Lemmerman’s resignation.

On June 18, 2020, the Board appointed Mr. Russ as a Class I director to fill the vacancy on the Board created by Mr. Lemmerman’s resignation effective as of June 17, 2020 with a term set to expire at the 2022 annual meeting of stockholders.

Mr. Russ, age 46, has served as Associate General Counsel – Corporate at Chesapeake Operating, L.L.C., a subsidiary of Chesapeake Energy Corporation (“Chesapeake”), since May 2014. As Associate General Counsel, Mr. Russ is responsible for managing the company’s legal functions for business development, treasury and SEC compliance, as well as those for tax, employment, risk and compliance. Prior to being promoted to Associate General Counsel – Corporate, Mr. Russ served in various roles in the legal department at Chesapeake.

Prior to joining Chesapeake in 2008, Mr. Russ was General Counsel at Gulfport Energy Corporation (“Gulfport”), where he managed the company’s litigation, SEC compliance, employee stock plan and corporate governance matters. Mr. Russ joined Gulfport in 2005 as Assistant General Counsel.

Mr. Russ graduated from Oklahoma State University in 1996 and received his J.D. from Oklahoma City University in 2004. Mr. Russ provides significant industry, business development and legal insight to the Company’s board of directors from his experience at Chesapeake and Gulfport.

In connection with his appointment, Mr. Russ will enter into the Company’s standard indemnification agreement for directors.

There are no transactions or relationships between Mr. Russ and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.13 of Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-215998), filed on May 5, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTS INTERNATIONAL, INC.

By:	/s/ Jennifer Keefe
Name: Jennifer Keefe
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

Date: June 23, 2020